FLEMING MUTUAL FUND GROUP, INC.




                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND

                                   PROSPECTUS







AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. IT IS A CRIMINAL OFFENSE FOR ANYONE TO INFORM YOU OTHERWISE.




                 The date of this Prospectus is January 26, 2001

                                TABLE OF CONTENTS



AN OVERVIEW OF THE FUNDS..................................................     3

PERFORMANCE...............................................................     4

FEES AND EXPENSES.........................................................     6

PRINCIPAL RISKS OF INVESTING IN THE FUNDS.................................     8

THE ADVISER...............................................................     9

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES...............................    10

DIVIDENDS AND DISTRIBUTIONS...............................................    15

TAXES.....................................................................    15

FINANCIAL HIGHLIGHTS......................................................    16

                            AN OVERVIEW OF THE FUNDS

WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?

Each Fund seeks growth from capital appreciation.

WHAT ARE EACH FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Robert Fleming Inc. (the "Adviser") is a 'bottom-up' manager and stock selection across the Funds is based on company fundamentals and combines quantitative screening with proprietary fundamental analysis to construct portfolios.

FLEMING MID CAP VALUE FUND ("MID CAP VALUE FUND" AND FORMERLY THE FLEMING FUND). The Fund primarily invests in common stocks and preferred stocks with market capitalizations from $1 billion to $20 billion, at the time of initial purchase, that the Adviser believes to be undervalued.

FLEMING SMALL CAP GROWTH FUND ("SMALL CAP GROWTH FUND" AND FORMERLY THE FLEMING FLEDGLING FUND). The Fund primarily invests in common stock and preferred stocks with market capitalizations of less than $1.5 billion, at the time of initial purchase. Under normal market conditions, the Fund will only purchase stocks that are quoted on a stock exchange or traded on an over-the-counter market ("OTC") that the Adviser believes offer strong profit growth potential.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING THE FUNDS?

There is the risk that you could lose money on your investment in the Funds. The following risks could affect the value of your investment:

     *    The stock market declines
     *    Growth or value stocks fall out of favor with investors
     * Stocks in the Funds' portfolios may not increase their earnings or value at the rate anticipated
     * Securities of smaller and newer companies in which the Small Cap Growth Fund primarily invest involve greater risk than investing in larger more established companies
     * Investments in mid-sized companies in which the Mid Cap Value Fund primarily invest may involve greater risk than investing in larger more established companies.
     *    The Funds may be unable to achieve their objectives

WHO MAY WANT TO INVEST IN THE FUNDS?

The Funds may be appropriate for long-term investors who seek capital appreciation and who can accept higher short-term risk. Further, investors in the Small Cap Growth Fund should be able to accept the potential volatility and other risks of investing in small companies.

The Funds may not be appropriate for investors who:

     *    Need regular income or stability of principal
     *    Are pursuing a short-term goal

                                   PERFORMANCE

The following performance information indicates some of the risks of investing in the Funds. The bar chart shows changes in each Funds' performance from year to year. The table shows each Fund's average return compared with broad-based market indices. The Funds' past performance will not necessarily continue in the future.

MID CAP VALUE FUND

Bar chart
2000:   35.28%
1999:   13.87%
1998:   19.77%
end Bar chart

During the period shown in the bar chart, the Fund's highest quarterly return was 17.96% for the quarter ended December 30, 1998 and the lowest quarterly return was -11.06% for the quarter ended September 30, 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of December 31, 2000

                                                                SINCE INCEPTION
                                            1 YEAR                (11/13/97)
                                            ------                ----------
MID CAP VALUE FUND                           35.28%                 23.45%
S&P/BARRA MID CAP 400 VALUE INDEX*           27.84%                 13.34%
RUSSELL MID CAP VALUE INDEX**                19.18%                  9.87%

----------
* The S&P/BARRA Mid Cap 400 Value Index is an unmanaged capitalization-weighted index.
** The Russell Mid Cap Value Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

SMALL CAP GROWTH FUND

Bar chart
2000:  -7.79%
1999:  46.54%
1998:  14.86%
end Bar chart

During the period shown in the bar chart, the Fund's highest quarterly return was 23.59% for the quarter ended December 31, 1998 and the lowest quarterly return was -18.29% for the quarter ended September 30, 1998.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of December 31, 2000

                                                                SINCE INCEPTION
                                            1 YEAR                (11/14/97)
                                            ------                ----------
SMALL CAP GROWTH FUND                        -7.79%                 15.82%
RUSSELL 2000 INDEX*                          -3.02%                  4.80%
RUSSELL 2000 GROWTH INDEX**                 -22.43%                  3.02%

----------
* The Russell 2000 Index is an unmanaged, capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.
** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)             Mid Cap Value Fund   Small Cap Growth Fund
                                                      ------------------   ---------------------
Maximum sales charge (load) imposed on purchases             None                  None
Maximum deferred sales charge (load)                         None                  None

ANNUAL FUND OPERATING EXPENSES*
(EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                              0.70%                 0.80%
Other Fees                                                   3.54%                 4.67%
                                                            -----                 -----
Total Annual Fund Operating Expenses                         4.24%                 5.47%

Fee Reduction and/or Expense Reimbursement                  (3.49)%               (4.62)%
                                                            ------                -----
Net Expenses                                                 0.75%                 0.85%
                                                            ======                =====

----------
* The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that Total Fund Operating Expenses will not exceed Net Expenses shown above. This contract has a one year term ending March 2002. The Adviser reserves the right to be reimbursed for any fees waived or expenses paid on behalf of a Fund for a period of up to three years from the date incurred, if the Fund's expenses are less than Net Expenses above. The Directors may terminate this expense reimbursement arrangement at any time.

EXAMPLE

This Example is intended to help you compare the costs of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and all dividend distributions are reinvested. The Example is based on Net Expenses for the first year and Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your cost would be:

                                           FLEMING MID CAP     FLEMING SMALL CAP
                                             VALUE FUND           GROWTH FUND
                                             ----------           -----------
       One Year..........................     $    77               $    87
       Three Years.......................     $   967               $ 1,221
       Five Years........................     $ 1,872               $ 2,344
       Ten Years.........................     $ 4,193               $ 5,107

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

MID CAP VALUE FUND

The Mid Cap Value Fund seeks growth from capital appreciation. The Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stock of issuers with market capitalization from $1 billion to $20 billion, at the time of initial purchase, that the Adviser believes to be undervalued.

The Adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The Adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The Adviser uses a wide variety of sources and research companies. These sources include electronic screens, the Adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterised by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the Adviser considers to be the key criteria for financial success. Then, the Adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The Adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The Adviser may sell a security due to opportunity cost. Typically, the Adviser attempts to maintain a portfolio of 30 - 50 securities. As a result, a new company may displace a current holding. Finally, the Adviser may sell a security due to extreme valuation. While the Adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

SMALL CAP GROWTH FUND

The Small Cap Growth Fund seeks growth from capital appreciation. The Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that the Adviser believes have strong earnings growth potential.

The Adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The Adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The Adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The Adviser uses mechanical screening techniques based on the its required quantitative criteria to help narrow the search. The Adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The Adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the Adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

During the research phase, the Adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the Adviser considers qualitative factors, such as the Adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The Adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

BOTH FUNDS

Under normal market conditions, the Funds will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Funds that may adversely affect the Funds' net asset value or total return are previously summarized in "An Overview of the Funds." These risks are discussed in more detail below.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

EQUITY SECURITIES - Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

SMALLER AND MID-SIZED COMPANIES - The Mid Cap Value Fund invests to a significant degree in equity securities of mid-sized companies and the Small Cap Growth Fund invests to a significant degree in equity securities of smaller companies. An investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and, if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Thus, the securities of smaller-or mid-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies.

                                   THE ADVISER

The Adviser is a New York-based SEC-registered investment management firm. The Adviser is a wholly-owned subsidiary of JP Morgan Chase & Co. JP Morgan Chase & Co. is a global financial services firm headquartered in New York with assets in excess of $705 billion. The Adviser has, since 1984, managed U.S. equities for institutions, major corporations, foundations, endowments, public funds and religious organizations. As of September 30, 2000, the Adviser had discretionary management authority over assets in excess of $6 billion. The Adviser's principal business address is 320 Park Avenue, New York, New York 10022.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Board of Directors (the "Board") of the Fleming Mutual Fund Group, Inc. ("Corporation").

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Mid Cap Value Fund and 0.80% of those of the Small Cap Growth Fund. The Adviser has contractually agreed through March 2002 to waive all or a portion of its fee and to reimburse expenses of the Mid Cap Value and Small Cap Growth Funds in order to limit their annual operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 0.75% and 0.85%, respectively.

JONATHAN KENDREW LLEWELYN SIMON, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of the Adviser since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Mr. Simon is President of Fleming Asset Management USA, which is a division of the Adviser.

CHRISTOPHER MARK VYVYAN JONES, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the Adviser since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the Adviser's Small Company Investment Team.

FUND EXPENSES

The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Funds to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 0.75% of the Mid Cap Value Fund's average daily net assets and 0.85% of the Small Cap Growth Fund's average daily net assets. The contract has a one year term ending March 2002. In addition, the Adviser may voluntarily reduce its fees and/or pay expenses of either Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Adviser are subject to reimbursement by the Fund if requested by the Adviser in the three subsequent fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Any such reimbursement will be reviewed by the Directors. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

                   PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange (the "NYSE") is open for normal trading ("Business Day"). Generally, the NYSE is closed on major national holidays. Investors may purchase and redeem shares of each Fund directly through the Transfer Agent at: Integrated Fund Services, Inc., 221 E. 4th St., Ste. 300, Cincinnati, Ohio, 45202, by mail or wire transfer. Purchases and redemptions of shares of the Fund may be made on any Business Day. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail.

The minimum initial investment in each Fund is $1,000,000, and subsequent purchases must be at least $10,000. The Corporation or Adviser may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. Employees of the Adviser and certain of its affiliates may invest in the Funds subject to certain conditions, including a lower minimum investment, established by the Adviser.

Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft for $1,000,000 or more, together with a completed Account Application to: Fleming Mutual Fund Group, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. When
purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the investment being redeemed has been in the account up to 15 days. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to:

Fleming Mutual Fund Group, Inc.
Firstar Bank
ABA #042000013
Credit Fleming 4864-84413
FFC: Shareholder's Name:__________________________
   Shareholder's Account No.:_____________________

The shareholder's name and account number must be specified in the wire.

INITIAL PURCHASES: Before making an initial investment by wire, an investor must first telephone 1-800-264-0592 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: Fleming Mutual Fund Group, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354.

SUBSEQUENT PURCHASES: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

PURCHASES THROUGH BROKERS: You may buy and sell shares of each Fund through certain brokers (and their agents) that have made arrangements with the Funds to sell such shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

PURCHASING WITH SECURITIES

Shares may be purchased by tendering payment in kind in the form of marketable securities, including, but not limited to, shares of common stock and debt securities, provided the acquisition of such securities is consistent with the Funds' investment objective and otherwise acceptable to the Adviser.

PURCHASING BY RETIREMENT PLAN AND INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

Shares of the Funds are available for purchase by any retirement plan, including 401(k) plans, profit sharing plans, and IRAs. The minimum initial investment in each Fund is $1,000,000, and subsequent purchases must be at least $10,000. The Adviser may waive the minimums at its discretion.

AUTOMATIC INVESTMENT PLAN ("AIP")

A shareholder or prospective shareholder may arrange for periodic investments in a Fund through automatic deductions by ACH from a checking account by completing the appropriate section on the application. The minimum initial investment amount for AIPs is $1,000,000, and the minimum pre-authorized investment amount is $1,000 per month per account. To participate in the AIP, complete the appropriate section on the account application form.

GENERAL INFORMATION REGARDING PURCHASES

A purchase request will be invested at the net asset value as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment before the close of the NYSE. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and any additional documentation required. Purchase requests in good order received after the close of the NYSE, will be invested at the net asset value of the next Business Day. Payment may be made by check or readily available funds. The purchase price of shares of any Fund is that Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. Fleming Mutual Fund Group, Inc. (the "Corporation") reserves the right to reject a purchase order when the Corporation determines that it is not in the best interest of the Corporation or its shareholders to accept such order.

EXCHANGES

Shareholders of each Fund may exchange their shares for shares of the other Fund if it is then offering its shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by the close of the NYSE, on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Corporation reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Shareholders may request redemptions from a Fund either by mail, by writing to Fleming Mutual Fund Group, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling 1-800-264-0592.

The Transfer Agent may require that the signatures on the written request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, certain credit unions, securities exchange or association, clearing agency or savings association. Notaries public cannot guarantee signatures. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for not more than $25,000 worth of shares, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the shareholder(s) at his or her address of record. The Corporation and the Transfer Agent reserve the right to amend these requirements without notice. Provided the telephone redemption option has been authorized by the shareholder on the account registration form, a redemption of shares may be requested by calling 1-800-264-0592 and requesting that the proceeds be mailed to the primary registration address or wired per the authorized instructions designated on the shareholder's account registration form. Shareholders may not close their accounts by telephone.

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to the close of the NYSE on any Business Day will be effective that day. To redeem shares of the Fund, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to the close of the NYSE, on any Business Day. The redemption price of shares of any Fund is the net asset value per share of that Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer. There is no charge for having a check for redemption proceeds mailed. Shareholders cannot redeem shares of a Fund by Federal Reserve wire on Federal holidays restricting wire transfers.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with the applicable rules of the Securities and Exchange Commission. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

Neither the Corporation nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Corporation and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The Corporation reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Corporation also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

SYSTEMATIC WITHDRAWAL PLAN

The Corporation offers a Systematic Withdrawal Plan ("SWP") which may be utilized by shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $1,000,000 or more. Shareholders may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the last day of the applicable month or, if such day is not a business day, on the previous business day, and are paid promptly thereafter. To arrange a SWP, complete the appropriate section on the account application form. Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

SHARE PRICE

Shares of a Fund are purchased at the net asset value after an order in proper form is received by the Transfer Agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. The net asset value per share is determined as of the close of trading of the New York Stock Exchange on each Business Day. Orders received before 4:00 p.m., Eastern time on a Business Day will be processed as of the close of trading on that day. Otherwise, processing will occur on the next Business Day. The Distributor reserves the right to reject any purchase order.

NET ASSET VALUE

The net asset value per share of each Fund is the value of the Fund's assets, less its liabilities, divided by the number of outstanding shares of the Fund. Each Fund values its investments on the basis of the market value of its securities. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued. This eliminates the costly problem of lost or destroyed certificates.

                           DIVIDENDS AND DISTRIBUTIONS

The Mid Cap Value Fund and Small Cap Growth Fund intend to pay dividends annually. Each Fund makes distributions of its net capital gains, if any, at least annually. The Board may determine to declare dividends and make distributions more frequently. Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer. Dividends and other distributions of each Fund are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Further information concerning taxes is set forth in the Statement of Additional Information.

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Fund will mail annual notices to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Generally, each sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance since the Fund's inception of November 13, 1997 for the Mid Cap Value Fund and November 14, 1997 for the Small Cap Growth Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

                           FLEMING MID CAP VALUE FUND

For a share outstanding throughout each period

                                                                                                    NOVEMBER 13, 1997*
                                                        YEAR ENDED              YEAR ENDED                  TO
                                                    SEPTEMBER 30, 2000      SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
                                                    ------------------      ------------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 13.56                 $ 10.62                 $ 10.00
                                                         -------                 -------                 -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.11                    0.02                    0.11
Net realized and unrealized gain On investments             2.59                    3.20                    0.54
                                                         -------                 -------                 -------
Total from Investment Operations                            2.70                    3.22                    0.65
                                                         -------                 -------                 -------

LESS DISTRIBUTIONS:
From net investment income                                 (0.09)                  (0.10)                  (0.03)
From net realized gain                                     (3.11)                  (0.18)                     --
                                                         -------                 -------                 -------
Total Distributions                                        (3.20)                  (0.28)                  (0.03)
                                                         -------                 -------                 -------

NET ASSET VALUE, END OF PERIOD                           $ 13.06                 $ 13.56                 $ 10.62
                                                         =======                 =======                 =======

Total Return                                               23.76%                  30.41%                   6.50% +

Net Assets at End of Period (millions)                   $   4.7                 $   3.6                 $   2.9

Ratio of Expenses to Average Net Assets:
Before fees waived and expenses absorbed                    4.24%                   5.11%                   7.72% ++
 After fees waived and expenses absorbed                    0.97%                   1.25%                   1.25% ++

Ratio of Net Investment Income to Average
 Net assets (after fees waived and expenses
  absorbed)                                                 0.84%                   0.06%                   0.73% ++

Portfolio Turnover Rate                                    98.95%                 108.74%                  73.34% +

----------
*    Commencement of operations.
+    Not annualized.
++   Annualized.

                        (Financial Highlights Continued)

                          FLEMING SMALL CAP GROWTH FUND

For a share outstanding throughout each period

                                                                                                    NOVEMBER 14, 1997*
                                                        YEAR ENDED              YEAR ENDED                  TO
                                                    SEPTEMBER 30, 2000      SEPTEMBER 30, 1999      SEPTEMBER 30, 1998
                                                    ------------------      ------------------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $ 13.45                 $  9.47                 $ 10.00
                                                         -------                 -------                 -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.08)                   0.08                    0.08
Net realized and unrealized gain (loss)
 On investments                                             4.34                    4.28                   (0.59)
                                                         -------                 -------                 -------
Total from Investment Operations                            4.26                    4.36                   (0.51)
                                                         -------                 -------                 -------
LESS DISTRIBUTIONS:
From net investment income                                 (0.04)                  (0.09)                  (0.02)
From net realized gain                                     (2.55)                  (0.29)                     --
                                                         -------                 -------                 -------

Total Distributions                                        (2.59)                  (0.38)                  (0.02)
                                                         -------                 -------                 -------

NET ASSET VALUE, END OF PERIOD                           $ 15.12                 $ 13.45                 $  9.47
                                                         =======                 =======                 =======

Total Return                                               36.33%                  46.61%                  (5.15%) +

Net Assets at End of Period (millions)                   $   4.0                 $   1.8                 $   1.1

Ratio of Expenses to Average Net Assets:
Before fees waived and expenses absorbed                    5.47%                  10.19%                  13.84%  ++
 After fees waived and expenses absorbed                    1.05%                   1.35%                   1.35%  ++

Ratio of Net Investment Income to Average
 Net assets (after fees waived and expenses absorbed)      (0.61%)                 (0.68%)                 (0.30%) ++

Portfolio Turnover Rate                                    88.25%                  70.75%                  35.47%  +

----------
*    Commencement of operations.
+    Not annualized.
++   Annualized.

Corporation:
FLEMING MUTUAL FUND GROUP, INC.


Funds:
FLEMING MID CAP VALUE FUND
FLEMING SMALL CAP GROWTH FUND


Adviser:
ROBERT FLEMING INC.


Distributor:
FIRST FUND DISTRIBUTORS, INC.


Administrator
INVESTMENT COMPANY ADMINISTRATION, LLC


Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP


Independent Auditors:
ERNST & YOUNG LLP

                         FLEMING MUTUAL FUND GROUP, INC.
                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND


For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

Fleming Mutual Fund Group, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354
Telephone:  1-800-264-0592

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. You can get text-only copies:

     * For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009, or

     *    For a fee, by calling (202) 942-8090, or

     *    Free  of   charge   from  the   Commission's   Internet   website   at
          http://www.sec.gov    or   by   sending    an   e-mail    request   to
          publicinfo@sec.gov.

                                           The Funds' SEC Investment Company Act
                                                        file number is 811-08189

                                  CORPORATION:
                         FLEMING MUTUAL FUND GROUP, INC.


                                     FUNDS:
                           FLEMING MID CAP VALUE FUND
                          FLEMING SMALL CAP GROWTH FUND

                               INVESTMENT ADVISER:
                               ROBERT FLEMING INC.


This Statement of Additional Information is not a prospectus and relates only to the Fleming Mid Cap Value Fund (the "Mid Cap Value Fund" and formerly the Fleming Fund) and Fleming Small Cap Growth Fund (the "Small Cap Growth Fund" and formerly the Fleming Fledgling Fund), each a separate series of the Fleming Mutual Fund Group, Inc. (the "Corporation" and formerly the Fleming Capital Mutual Fund Group, Inc.). It is intended to provide additional information regarding the activities and operations of the Fleming Mutual Fund Group, Inc. (the "Corporation") and should be read in conjunction with the Funds' Prospectus dated January 26, 2001. The Prospectus may be obtained without charge by calling 1-800-264-0592.


                                TABLE OF CONTENTS

THE CORPORATION.......................................................      B-2
DESCRIPTION OF PERMITTED INVESTMENTS..................................      B-2
INVESTMENT LIMITATIONS................................................      B-7
THE ADVISER...........................................................      B-9
THE ADMINISTRATOR.....................................................      B-10
THE DISTRIBUTOR.......................................................      B-10
DIRECTORS AND OFFICERS OF THE CORPORATION.............................      B-10
COMPUTATION OF YIELD AND TOTAL RETURN.................................      B-12
PURCHASE AND REDEMPTION OF SHARES.....................................      B-13
DETERMINATION OF NET ASSET VALUE......................................      B-13
TAXES.................................................................      B-13
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................      B-15
LIMITATION OF DIRECTORS' LIABILITY....................................      B-16
FINANCIAL INFORMATION.................................................      B-17

January 26, 2001

                                 THE CORPORATION

The Corporation (formerly named Fleming Capital Mutual Fund Group, Inc.), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997. The Articles of Incorporation permits the Corporation to offer 100 million shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the Corporation is authorized to issue without the approval of the Corporation's shareholders. The Board has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series, and to classify or reclassify any unissued shares with respect to such class or series. The shares of common stock are currently classified into two series: the Mid Cap Value Fund and the Small Cap Growth Fund (formerly Fleming Fund and Fleming Fledgling Fund, respectively).

The shares of the Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Funds have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of either of the Funds may be presumed to "control" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) that Fund. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

The Corporation bears the costs of its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, certain proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                      DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs  are  securities,  typically  issued  by a U.S.  financial  institution  (a
"depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions
(excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

MONEY MARKET INSTRUMENTS

Money market instruments are high-quality, dollar-denominated, short-term debt securities. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITS

A Fund may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in a Fund that invests in REITs will bear not only his proportionate share of the expenses of the Fund , but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Corporation's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities to qualified broker-dealers or institutional investors, in an amount up to 33 1/3% of the total assets taken at market value, pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REIT's , commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Directors.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Each Fund may not enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

                                   THE ADVISER

The Corporation and Robert Fleming Inc. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The Adviser is a wholly-owned subsidiary of JP Morgan Chase & Co. JP Morgan Chase & Co. is a global financial services firm headquartered in New York. On August 1, 2000 Chase Manhattan Corporation acquired Robert Fleming Holdings Limited, which was Robert Fleming Inc.'s indirect parent. On December 14, 2000, Fund shareholders approved the Advisory Agreement with Robert Fleming Inc.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Directors of the Corporation or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Corporation.

The Adviser has contractually agreed to waive its advisory fee or reimburse expenses to each Fund for at least one year through March, 2002 to the extent necessary to limit the ratio of total operating expenses to average net assets to 0.75% and 0.85% for the Mid Cap Value Fund and the Small Cap Growth Fund, respectively. In subsequent years, overall Fund operating expenses will not fall below the applicable percentage limitation until the Adviser has been fully reimbursed for fees forgone and expenses paid. Any reductions made by the Adviser in its fees or payments or reimbursement of expenses which are a Fund's obligation are subject to reimbursement by the Fund. The Adviser believes that it is likely that the Funds will be of a sufficient size to permit the reimbursement of any such reductions or payments. However, there is no assurance that any such reimbursements will be made. Reimbursement is contingent upon the Adviser's determination that it will seek reimbursement from the Fund. In addition, the Board of Directors must approve any requested reimbursement. Further, any expenses which cannot be recouped within three years will never be reimbursed by the Fund. In other words, any unrecouped amount after the three year period would not require payment either on liquidation of the Fund or termination of the Advisory Agreement.

For the fiscal year ended September 30, 2000, advisory fees for the Mid Cap Value Fund and the Small Cap Growth Fund were $32,908 and $28,012, respectively; and the Adviser reimbursed/waived the other expenses, including advisory fees , totaling $136,037 and $141,118, respectively. For the fiscal year ended September 30, 1999, advisory fees for the Mid Cap Value Fund and the Small Cap Growth Fund were $31,499 and $14,900, respectively; and the Adviser reimbursed/waived other expenses, including advisory fees, totaling $135,310 and $131,914, respectively. For the periods from November 13, 1997 through September 30, 1998 and November 14, 1997 through September 30, 1998, the advisory fees for the Mid Cap Value and Small Cap Growth Funds were $18,183 and $10,621, respectively, and the Adviser reimbursed/waived other expenses, including Advisory fees, totaling $131,012 and $134,932, respectively.

                                THE ADMINISTRATOR

Investment Company Administration, LLC (the "Administrator") and the Corporation are parties to an administration agreement (the "Administration Agreement"). Pursuant to the Administration Agreement, the Administrator supervises the overall administration of the Corporation, including, among other responsibilities, the preparation and filing of all documents required by the Corporation or the Funds with applicable laws and regulations, arranging for the maintenance of books and records of the Corporation and the Funds, and supervision of other organizations that provide services to the Corporation and the Funds. Under the terms of the Administration Agreement, each Fund pays the Administrator an annual fee of 0.10% of the first $200 million of average daily net assets, 0.05% of the next $300 million, and 0.03% of assets over $500 million, payable monthly and subject to an annual minimum of $40,000. For the fiscal year ended September 30, 2000 and 1999, the Administrator received fees of $40,000 from each of the Mid Cap Value and Small Cap Growth Funds, respectively. For the periods from November 13, 1997 through September 30, 1998 and November 14, 1997 through September 30, 1998, the Administrator received fees of $35,288 and $35,178, from the Mid Cap Value and Small Cap Growth Funds, respectively.

                                 THE DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor"), 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018, a corporation owned by Mr. Banhazl (also an officer of the Corporation), Mr. Paggioli (also an officer of the Corporation) and Mr. Wadsworth, acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor, a Delaware corporation, and the Corporation are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement, or by a majority vote of the outstanding securities of the Corporation upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

               DIRECTORS AND PRINCIPAL OFFICERS OF THE CORPORATION

The management and affairs of the Corporation are supervised by the Directors under the laws of the State of Maryland. The Directors and Officers of the Corporation and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Corporation pays the fees to unaffiliated Directors for their service as directors.

Unless otherwise noted, the business address of each Director and each Officer is 320 Park Avenue, New York, New York 10022.

Jonathan K.L. Simon * (Born 1/13/59) - Chairman of the Board of Directors and President - A Director of Robert Fleming Inc. from 1991 to the present. Portfolio manager with various affiliates of Robert Fleming Inc. from 1980 to the present.

Robert E. Marks (Born 1/12/52) - Director - Private invests in of Marks Ventures, Inc. from 1994 to the present. Managing Director of Carl Marks & Co. from 1992 to 1995.

Michael A. Petrino (Born 1/26/46) - Director - Chief Investment Officer at StockJungle.com from October 1999 to 2000. Chief Investment Officer of Calport Asset Management from 1995 to 1999.

Dominic S. Solly (Born 5/21/52) - Director - Teacher for the New York City Board of Education since 1996. Consultant for Kleinwort Benson Ltd. (investment adviser) in 1996. Investment banker with Kleinwort Benson Ltd. from 1976 to 1994.

Christopher M.V. Jones + (Born 11/8/60) - Vice President - Director of Robert Fleming Inc. since 1991. Portfolio manager with various affiliates of Robert Fleming Inc. since 1982.

Arthur A. Levy + (Born 11/4/42) - Treasurer - Director of Robert Fleming Inc. from 1985 to the present. Chairman of Robert Fleming Inc. since November 2000. Vice Chairman of Robert Fleming Holdings Limited since 1989 and President of Robert Fleming Inc., from April of 1998 to November 2000.

Larry A. Kimmel + (Born 10/20/47) - Secretary - Director of Compliance of Robert Fleming Inc. from 1996 to present. Compliance Director of Westminster Research Associates, Inc. from 1995 to 1996. President and Director of Robert Fleming Inc. since November 2000. Senior Vice President of Robert Fleming Inc. from 1996 to present.

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+    This person is an affiliate of the Adviser and the Funds.
* This Director is an "Interested person" of the Funds, as defined under the 1940 Act.

The Corporation paid the following compensation to the Directors for the fiscal year ended September 30, 2000. No other compensation or retirement benefits were received by any Director or officer from the Registrant or other registered investment company in the Corporation.

                                               Total Compensation from
Name of Director                                   the Corporation
----------------                                   ---------------
Robert E. Marks                                         $3,750
Michael A. Petrino                                      $5,000
Dominic S. Solly                                        $5,000
Jonathan K.L. Simon*                                      None
Christopher M.V. Jones*                                   None

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* "Interested person" of the Funds, as defined under the 1940 Act. Because of the recent acquisition of Robert Fleming Holdings Limited by The Chase Manhattan Corporation, Mr. Jones resigned on August 1, 2000 to comply with
     Section 15(f) of the 1940 Act, which requires that the Corporation's Board of Directors be comprised of at least 75% independent directors for a period of three years following the date of the acquisition.

CODE OF ETHICS

The Corporation, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each Code permits, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Funds. Each code has been filed as an exhibit to this registration statement and is available upon request by contacting the SEC.

CONTROL PERSONS AND SHARE OWNERSHIP

As of January 8, 2001, to the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of the respective Funds indicated:

                             Name and Address of
Name of Fund                    Record Owner          Number of Shares Owned        Percent of Shares
------------                    ------------          ----------------------        -----------------
                             Robert Fleming Inc.
Mid Cap Value Fund           New York, NY 10022              133,985                      40.80%
                             Vincenzo Vigna
                             Charlestown, RI 02813            47,585                      14.49%
                             Jonathan K. Simon
                             Greenwich, CT 06830              40,982                      14.31%
                             Robert E. Marks
                             Greenwich, CT 06831              22,194                       6.76%
Small Cap Growth Fund        Robert Fleming Inc.
                             New York, NY 10022              254,600                      78.14%
                             Christine A. Mohr
                             New York, NY 10128               45,369                      13.92%

The persons listed above as owning 25% or more of the outstanding shares of each Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

As of January 8, 2001, the Trustees and officers of the Corporation, as a group, owned 22.24% of the outstanding shares of the Mid Cap Value Fund and owned 1.37% of the outstanding shares of the Small Cap Growth Fund.

                      COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Corporation may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. A Fund may periodically compare its performance to that of other mutual funds as reported by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. A Fund may also quote the Frank Russell Company or Wilshire Associates consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of a Fund's portfolio. The Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The total return of a Fund refers to the average compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

                          Average Annual Total Returns
                            As of September 30, 2000

                                               1 Year            Since Inception
                                               ------            ---------------
Mid Cap Value Fund                             23.76%                 20.68%
Small Cap Growth Fund                          36.33%                 24.88%

                        PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Corporation's policy to pay all redemptions in cash. The Corporation retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. The Corporation has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that the economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

                        DETERMINATION OF NET ASSET VALUE

The securities of each Fund may be valued by an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general supervision of the Directors.

                                      TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Fund that such shareholder is not subject to backup withholding.

Distributions from net investment income may qualify for the dividends-received deduction for corporation shareholders only to the extent such distributions are derived from dividends paid by domestic corporations.

Certain securities purchased by a Fund are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the accrued discount on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 in the year declared, if paid by the Fund at any time during the following January. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distribu-tions will generally be eligible for the corporate dividends-received deduction.

STATE TAXES

No Fund is liable for any income or franchise tax in Maryland if it qualifies as a RIC for federal income tax purposes and avoids liability for federal income taxes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through Robert Fleming Inc. or its affiliates, (each an "affiliated broker") each of which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Corporation and the affiliated broker expressly permitting the affiliated broker to receive and retain such compensation. These rules further require that commissions paid to the affiliated broker by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors, including those who are not "interested persons" of the Corporation, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Adviser serves as investment adviser to other clients and investment vehicles which may invest in securities of the same issuers as those in which the Funds invest. The Adviser also may invest for its own account and for the accounts of its affiliates. Certain of the Adviser's activities may cause it to come into possession of material, nonpublic information ("inside information") about an issuer. When the Adviser is in possession of inside information about an issuer, the Adviser may be unable to cause the Funds to purchase or sell securities of that issuer until the information is released to the public or is no longer material. As a result, the Funds may be unable to purchase certain suitable securities, or sell certain securities that it already owns, at the most opportune time. In particular, a Fund's inability to sell a security that it already owns may require the Fund to treat the security as an illiquid security and may have a negative effect on the Fund's valuation of the security. Should the Fund already own a significant amount of illiquid securities, it could be forced to sell other illiquid securities at inopportune times and at prices below what could theoretically be realized in order to comply with the Fund's 15% limit on holding illiquid securities.

For the fiscal year ended September 30, 2000, the brokerage commissions paid by the Mid Cap Value and Small Cap Growth Funds totaled $13,065 and $3,689, respectively. Of such amounts $284 and $54 was paid, respectively, to firms for research, statistical or other sources provided to the adviser. For the fiscal year ended September 30, 1999, the brokerage commissions paid by the Mid Cap Value and Small Cap Growth Funds totaled $12,966 and $1,977, respectively. For the period ended September 30, 1998, brokerage commissions paid by the Mid Cap Value and Small Cap Growth Funds' totaled $10,563 and $1,878, respectively.

DESCRIPTION OF SHARES

The Articles of Incorporation authorizes the issuance of an unlimited number of series and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series.
Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

A Director may be removed by Shareholders at a special meeting called upon written request of majority of Shareholders entitled to cast votes at the meeting. If such a meeting is requested, the Corporation will provide appropriate assistance and information to the Shareholders requesting the meeting to the extent required by law.

                       LIMITATION OF DIRECTORS' LIABILITY

The Articles of Incorporation provides that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provides that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              FINANCIAL INFORMATION

The financial statements as of and for the year ended September 30, 2000 have been audited by Ernst & Young LLP, independent auditors, as indicated in their report dated November 15, 2000 with respect thereto, and are contained in the Annual Report to Shareholders which is incorporated herein by reference to the Annual Report.